SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 15, 2003

Commission File Number 000-18546

BRIDGE BANCORP, INC.

(Exact name of the registrant as specified in its charter)

New York	11-2934195
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

2200 Montauk Highway Bridgehampton, New York	11932
(Address of principal executive offices)	(Zip Code)

(631) 537-1000

(Registrant’s telephone number)

Item 5. Other Events and Regulation FD Disclosure

On September 15, 2003, Bridge Bancorp, Inc., the holding company for Bridgehampton National Bank, announced a quarterly dividend of $0.20 per share. The dividend is payable on October 21, 2003 to shareholders of record as of September 30, 2003.

Item 7. Financial Statements and Exhibits

      (c) Exhibits

    1.        Press Release — Bridge Bancorp, Inc. Third Quarter Dividend

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGE BANCORP, INC.

By:	/s/ Thomas J.Tobin
Thomas J. Tobin President and Chief Executive Officer

Date:    September 16, 2003

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated September 16, 2003.